UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
February 5, 2013
Date of Report
(Date of earliest event reported)
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CORE-MARK HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)
(650) 589-9445
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

(e) As a part of its annual determination of employee compensation, on February 5, 2013, the Compensation Committee of the Board of Directors of Core-Mark Holding Company, Inc. (the “Company”) approved (i) base salary adjustments for the following named executive officers for fiscal year 2013 and (ii) performance share awards and restricted stock units to the following named executive officers pursuant to the Company's stockholder-approved 2010 Long-Term Incentive Plan (the “Plan”):

2013 Base Salaries for Named Executive Officers

	2013 Base Salary	2012 Base Salary
J. Michael Walsh(3)	$507,860	$507,860
Stacy Loretz-Congdon	$312,925	$304,550
Thomas B. Perkins(3)	$450,000	$270,103
Christopher L. Walsh	$274,654	$267,303
Scott E. McPherson	$262,474	$249,975

Restricted Stock Units and Performance Share Awards to Named Executive Officers

	Restricted Stock	Maximum
	Units (1)	Performance Shares (2)
J. Michael Walsh(3)	—	—
Stacy Loretz-Congdon	7,000	10,471
Thomas B. Perkins(3)	—	23,934
Christopher L. Walsh	6,000	11,967
Scott E. McPherson	6,000	11,967

(1)
One-third (1/3) of the restricted stock units awarded vest as of the date that is twelve (12) months following the date of grant, one-third (1/3) vest in January 2015 and the remaining one-third (1/3) vest in January 2016.

(2)
In order to qualify for any performance share award the Company's return on net assets (RONA) for 2013 must exceed that of 2012. Once qualified, the amount of performance shares awarded will be based on the level of EBITDA achieved for 2013. All performance shares earned vest as follows: one-third (1/3) of the earned performance shares vest on the later of the certification of the achievement of the financial goals or the date that is twelve (12) months following the date of grant, one-third (1/3) vest in January 2015 and the remaining one-third (1/3) vest in January 2016.

(3)	On January 18, 2013, Mr. J. Michael Walsh retired as President and CEO of the Company and Mr. Thomas B. Perkins was appointed to President and CEO to succeed him.

The foregoing descriptions of the Plan and the awards of restricted stock units and performance shares are qualified in their entirety by reference to the full text of the Plan and the award agreements, forms of which can be found as Exhibit 10.1 through Exhibit 10.3 of this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.
The following are filed as an exhibit to this report:

Number	Description
10.1	Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan (incorporated by reference to Annex A to the Company's Proxy Statement on Schedule 14A filed on April 13, 2010).
10.2
Form of Management Restricted Stock Unit Award Agreement under the Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.2 of the Company's Current Report on Form 8-K filed on January 25, 2011).

10.3
Form of Management Performance Share Award Agreement under the Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.3 of the Company's Current Report on Form 8-K/A filed on March 7, 2012).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date: February 11, 2013	By:	/s/ CHRISTOPHER M. MILLER
	Name:	Christopher M. Miller
	Title:	Vice President, Chief Accounting Officer

EXHIBIT INDEX

Number	Description
10.1	Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan (incorporated by reference to Annex A to the Company's Proxy Statement on Schedule 14A filed on April 13, 2010).
10.2
Form of Management Restricted Stock Unit Award Agreement under the Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.2 of the Company's Current Report on Form 8-K filed on January 25, 2011).

10.3
Form of Management Performance Share Award Agreement under the Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.3 of the Company's Current Report on Form 8-K/A filed on March 7, 2012).

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